SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 29, 2016
                           Date of Report
                 (Date of Earliest Event Reported)

              GLOBAL REGENERATIVE TECHNOLOGIES & THERAPIES INC.
            (Exact Name of Registrant as Specified in its Charter)

                    A2M REGENERATIVE TECHNOLOGIES INC.
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55480                47-4460112
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                       888 Prospect Street, Suite 200
                          La Jolla, California 92037
         (Address of principal executive offices) (zip code)

                             888-263-2955
          (Registrant's telephone number, including area code

                           215 Apolena Avenue
                     Newport Beach, California 92662
                (Former Address of Principal Executive Offices)

  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Global Regenerative Technologies & Therapies Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                               GLOBAL REGENERATIVE TECHNOLOGIES &
				   THERAPIES INC.


Date: December 5, 2016         /s/  Stefan Kasian
                                    Chief Executive Officer